                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 14, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                    997,581.92
    Available Funds:
      Contract Payments due and received in this period                                                                 5,003,300.28
      Contract Payments due in prior period(s) and received in this period                                                453,611.99
      Contract Payments received in this period for next period                                                            55,571.77
      Sales, Use and Property Tax, Maintenance, Late Charges                                                              152,557.38
      Prepayment Amounts related to early termination in this period                                                      636,710.66
      Servicer Advance                                                                                                    597,583.47
      Proceeds received from recoveries on previously Defaulted Contracts                                                       0.00
      Transfer from Reserve Account                                                                                         5,605.25
      Interest earned on Collection Account                                                                                 9,973.38
      Interest earned on Affiliated Account                                                                                 1,078.14
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                               0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor
        contract)                                                                                                         102,762.11
      Amounts paid under insurance policies                                                                                     0.00
      Any other amounts                                                                                                         0.00

                                                                                                                       -------------
    Total Available Funds                                                                                               8,016,336.35
    Less: Amounts to be Retained in Collection Account                                                                    899,624.14
                                                                                                                       -------------
    AMOUNT TO BE DISTRIBUTED                                                                                            7,116,712.21
                                                                                                                       =============


    DISTRIBUTION OF FUNDS:
      1. To Trustee -  Fees                                                                                                     0.00
      2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                       453,611.99
      3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

           a) Class A1 Principal and Interest                                                                                   0.00
           a) Class A2 Principal (distributed after A1 Note matures) and Interest                                               0.00
           a) Class A3 Principal (distributed after A2 Note matures) and Interest                                       4,988,019.20
           a) Class A4 Principal (distributed after A3 Note matures) and Interest                                         619,968.75
           b) Class B Principal and Interest                                                                               95,789.35
           c) Class C Principal and Interest                                                                              192,077.51
           d) Class D Principal and Interest                                                                              129,627.20
           e) Class E Principal and Interest                                                                              171,639.31

      4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                0.00
      5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
           a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                  69,522.48
           b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                153,378.66
           c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                        5,605.25
      6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                       163,608.90
      7. To Servicer, Servicing Fee and other Servicing Compensations                                                      73,863.61
                                                                                                                       -------------
    TOTAL FUNDS DISTRIBUTED                                                                                             7,116,712.21
                                                                                                                       =============

                                                                                                                       -------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}            899,624.14
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,925,289.09
      - Add Investment Earnings                                                                                             5,605.25
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                            5,605.25
                                                                                                                       -------------
End of period balance                                                                                                  $2,925,289.09
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,925,289.09
                                                                                                                       =============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 14, 2001


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                Pool A                                                                         127,153,460.13
                Pool B                                                                          46,179,387.53
                                                                                               --------------
                                                                                                                      173,332,847.66
Class A Overdue Interest, if any                                                                         0.00
Class A Monthly Interest - Pool A                                                                  813,452.33
Class A Monthly Interest - Pool B                                                                  295,428.30

Class A Overdue Principal, if any                                                                        0.00
Class A Monthly Principal - Pool A                                                               2,612,749.82
Class A Monthly Principal - Pool B                                                               1,886,357.50
                                                                                               --------------
                                                                                                                      4,499,107.32
Ending Principal Balance of the Class A Notes
                Pool A                                                                         124,540,710.31
                Pool B                                                                          44,293,030.03
                                                                                               --------------         --------------
                                                                                                                      168,833,740.34
                                                                                                                      ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $257,425,000    Original Face $257,425,000       Balance Factor
     $ 4.307587                        $ 17.477352                    65.585604%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                Class A1                                                                                 0.00
                Class A2                                                                                 0.00
                Class A3                                                                        77,707,847.66
                Class A4                                                                        95,625,000.00

                                                                                               --------------

Class A Monthly Interest                                                                                              173,332,847.66
                Class A1 (Actual Number Days/360)                                                        0.00
                Class A2                                                                                 0.00
                Class A3                                                                           488,911.88
                Class A4                                                                           619,968.75

                                                                                               --------------

Class A Monthly Principal
                Class A1                                                                                 0.00
                Class A2                                                                                 0.00
                Class A3                                                                         4,499,107.32
                Class A4                                                                                 0.00

                                                                                               --------------
                                                                                                                        4,499,107.32
Ending Principal Balance of the Class A Notes
                Class A1                                                                                 0.00
                Class A2                                                                                 0.00
                Class A3                                                                        73,208,740.34
                Class A4                                                                        95,625,000.00

                                                                                               --------------         --------------
                                                                                                                      168,833,740.34
                                                                                                                      ==============

Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $83,000,000     Original Face $83,000,000        Balance Factor
     $ 5.890505                        $ 54.206112                    88.203302%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 14, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                         Pool A                                                                  2,166,748.39
                         Pool B                                                                    786,862.65
                                                                                               --------------
                                                                                                                        2,953,611.04

       Class B Overdue Interest, if any                                                                  0.00
       Class B Monthly Interest - Pool A                                                            14,011.64
       Class B Monthly Interest - Pool B                                                             5,088.38
       Class B Overdue Principal, if any                                                                 0.00
       Class B Monthly Principal - Pool A                                                           44,535.51
       Class B Monthly Principal - Pool B                                                           32,153.82
                                                                                               --------------
                                                                                                                           76,689.33
       Ending Principal Balance of the Class B Notes
                         Pool A                                                                  2,122,212.88
                         Pool B                                                                    754,708.83
                                                                                               --------------
                                                                                                                      --------------
                                                                                                                        2,876,921.71
                                                                                                                      ==============


       -------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
       Original Face $4,387,000    Original Face $4,387,000    Balance Factor
              $ 4.353777                 $ 17.481042                  65.578339%
       -------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class C Notes
                         Pool A                                                                  4,334,187.96
                         Pool B                                                                  1,574,034.11
                                                                                               --------------
                                                                                                                        5,908,222.07

       Class C Overdue Interest, if any                                                                  0.00
       Class C Monthly Interest - Pool A                                                            28,388.93
       Class C Monthly Interest - Pool B                                                            10,309.92
       Class C Overdue Principal, if any                                                                 0.00
       Class C Monthly Principal - Pool A                                                           89,071.02
       Class C Monthly Principal - Pool B                                                           64,307.64
                                                                                               --------------
                                                                                                                          153,378.66
       Ending Principal Balance of the Class C Notes
                         Pool A                                                                  4,245,116.94
                         Pool B                                                                  1,509,726.47
                                                                                               --------------
                                                                                                                      --------------
                                                                                                                        5,754,843.41
                                                                                                                      ==============

       -------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
       Original Face $8,775,000    Original Face $8,775,000    Balance Factor
              $ 4.410125                 $ 17.479050                  65.582261%
       -------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 14, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                         Pool A                                                                  2,889,458.63
                         Pool B                                                                  1,049,356.09
                                                                                               --------------
                                                                                                                        3,938,814.72

       Class D Overdue Interest, if any                                                                  0.00
       Class D Monthly Interest - Pool A                                                            20,081.74
       Class D Monthly Interest - Pool B                                                             7,293.02
       Class D Overdue Principal, if any                                                                 0.00
       Class D Monthly Principal - Pool A                                                           59,380.68
       Class D Monthly Principal - Pool B                                                           42,871.76
                                                                                               --------------
                                                                                                                          102,252.44
       Ending Principal Balance of the Class D Notes
                         Pool A                                                                  2,830,077.95
                         Pool B                                                                  1,006,484.33
                                                                                               --------------
                                                                                                                      --------------
                                                                                                                        3,836,562.28
                                                                                                                      ==============

       -------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
       Original Face $5,850,000    Original Face $5,850,000    Balance Factor
              $ 4.679446                 $ 17.479050                  65.582261%
       -------------------------------------------------------------------------


VIII.  CLASS E NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class E Notes
                         Pool A                                                                  3,612,168.94
                         Pool B                                                                  1,311,849.52
                                                                                               --------------
                                                                                                                        4,924,018.46

       Class E Overdue Interest, if any                                                                  0.00
       Class E Monthly Interest - Pool A                                                            32,148.30
       Class E Monthly Interest - Pool B                                                            11,675.46
       Class E Overdue Principal, if any                                                                 0.00
       Class E Monthly Principal - Pool A                                                           74,225.85
       Class E Monthly Principal - Pool B                                                           53,589.70
                                                                                               --------------
                                                                                                                          127,815.55
       Ending Principal Balance of the Class E Notes
                         Pool A                                                                  3,537,943.09
                         Pool B                                                                  1,258,259.82
                                                                                               --------------
                                                                                                                      --------------
                                                                                                                        4,796,202.91
                                                                                                                      ==============

       -------------------------------------------------------------------------
       Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
       Original Face $7,313,000    Original Face $7,313,000    Balance Factor
              $ 5.992583                 $ 17.477855                  65.584615%
       -------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 14, 2001


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                              4,336,890.15
                             Pool B                                                              1,575,241.35
                                                                                               --------------
                                                                                                                        5,912,131.50

        Residual Interest - Pool A                                                                  55,245.21
        Residual Interest - Pool B                                                                  14,277.27
        Residual Principal - Pool A                                                                 89,071.02
        Residual Principal - Pool B                                                                 64,307.64
                                                                                               --------------
                                                                                                                          153,378.66
        Ending Residual Principal Balance
                             Pool A                                                              4,247,819.13
                             Pool B                                                              1,510,933.71
                                                                                               --------------
                                                                                                                      --------------
                                                                                                                        5,758,752.84
                                                                                                                      ==============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                  73,863.61
         - Servicer Advances reimbursement                                                                                453,611.99
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                163,608.90
                                                                                                                      --------------
        Total amounts due to Servicer                                                                                     691,084.50
                                                                                                                      ==============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 14, 2001

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                      144,492,914.17

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                         0.00

   Decline in Aggregate Discounted Contract Balance                                                                     2,969,033.89

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
      ending of the related Collection Period                                                                         141,523,880.28
                                                                                                                      ==============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                           2,963,592.60

       - Principal portion of Prepayment Amounts                                                     5,441.29

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                     0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                          0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                   0.00

                                                                                               --------------
                            Total Decline in Aggregate Discounted Contract Balance               2,969,033.89
                                                                                               ==============


POOL B
   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                       52,476,731.27

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                         0.00

   Decline in Aggregate Discounted Contract Balance                                                                     2,143,588.06

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                      --------------
      ending of the related Collection Period                                                                          50,333,143.21
                                                                                                                      ==============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                           1,515,819.86

       - Principal portion of Prepayment Amounts                                                   627,768.20

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                     0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                          0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                   0.00

                                                                                               --------------
                            Total Decline in Aggregate Discounted Contract Balance               2,143,588.06
                                                                                               ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     191,857,023.49
                                                                                                                      ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 14, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                                      Predecessor
                                                                           Discounted            Predecessor        Discounted
        Lease #        Lessee Name                                         Present Value         Lease #            Present Value
        ----------------------------------------------------------         -------------------   -----------------  ---------------
        3155-007       RADNET MANAGEMENT, INC.                                   $  188,552.08   1231-033           $  1,243,525.87
        3155-008       RADNET MANAGEMENT, INC.                                   $  535,706.60   1572-033           $    878,621.70
        3205-002       FOUNTAIN AND PHOENIX DIAGNOSTIC                           $3,111,829.21   2421-001           $  1,711,098.71




                                                                           -------------------                      ---------------
                                                                  Totals:        $3,836,087.89                      $  3,833,246.28

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $  3,833,246.28
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                    YES              NO  X
                                                                                                          --------         -------


        POOL B                                                                                                      Predecessor
                                                                           Discounted            Predecessor        Discounted
        Lease #        Lessee Name                                         Present Value         Lease #            Present Value
        ----------------------------------------------------------         -------------------   -----------------  ---------------
                       NONE




                                                                           -------------------                      ---------------
                                                                  Totals:                $0.00                                $0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $          0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                           $ 90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                         0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
        TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                    YES       NO  X
                                                                                                          --------  --------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 14, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                     Predecessor
                                                                           Discounted            Predecessor        Discounted
        Lease #     Lessee Name                                            Present Value         Lease #            Present Value
        ----------------------------------------------------------         -----------------     ----------------   ---------------
        2841-002    MEDICAL IMAGING CO., INC.                                  $  980,724.35     2207-005           $  1,326,497.89
        2908-001    ALASE, L.L.C.                                              $  131,731.36
        2002476-2   ASHLAND AREA COMMUNITY HOSPITAL INC.                       $  169,739.33
                    CASH                                                       $   44,302.85
        1999-004    NAVIX DIAGNOSTIX, INC.                                     $2,985,811.62     1881-005           $  2,387,877.73
        3155-007    RADNET MANAGEMENT, INC.                                    $  335,553.30     4284-402               $335,553.30
        1504-013    SIGNATURE MEDICAL                                          $1,221,375.67     2557-001           $  1,323,430.38
                    CASH                                                       $  102,054.71



                                                                           -----------------                        ---------------
                                                                  Totals:      $5,971,293.19                        $  5,373,359.30

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                5,373,359.30
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       2.66%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                                       $1,323,430.38
b) Total discounted Contract Balance of Substitute Receivables                                                        $1,221,375.67
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $  102,054.71

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                    YES  X    NO
                                                                                                          --------  --------


        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                               Predecessor
                                                                           Discounted            Predecessor        Discounted
        Lease #     Lessee Name                                            Present Value         Lease #            Present Value
        ----------------------------------------------------------         -----------------     -----------        ---------------
        1679-002    OPENSIDED MRI OF ST. LOUIS, L.L.C.                           $506,250.32          2207-004      $   611,746.22
        1218-020    MEDICAL SERVICES OF AMERICA                                  $200,642.43




                                                                                 -----------                        --------------
                                                                  Totals:        $706,892.75                        $   611,746.22

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $   611,746.22
        b) ADCB OF POOL B AT CLOSING DATE                                                                           $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      0.68%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
        SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
        FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                                    YES       NO  X
                                                                                                          --------  --------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 14, 2001


XV. POOL PERFORMANCE MEASUREMENTS


1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
   This Month                                  3,432,764.94        This Month                    191,857,023.49
   1 Month Prior                               4,614,172.59        1 Month Prior                 196,969,645.44
   2 Months Prior                              4,743,445.20        2 Months Prior                201,112,822.97

   Total                                      12,790,382.73        Total                         589,939,491.90

   a) 3 MONTH AVERAGE                          4,263,460.91        b) 3 MONTH AVERAGE            196,646,497.30

   c) a/b                                              2.17%


2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                            Yes        No       X
                                                                                                                -----         -----

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                                    Yes        No       X
                                                                                                                -----         -----
   B. An Indenture Event of Default has occurred and is then continuing?                                    Yes        No       X
                                                                                                                -----         -----

4. Has a Servicer Event of Default occurred?                                                                Yes        No       X
                                                                                                                -----         -----


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                         Yes        No       X
                                                                                                                -----         -----
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
        not remedied within 90 days?                                                                        Yes        No       X
                                                                                                                -----         -----
   C. As of any Determination date, the sum of all defaulted contracts since the Closing date
        exceeds 6% of the ADCB on the Closing Date?                                                         Yes        No       X
                                                                                                                -----         -----




6. Aggregate Discounted Contract Balance at Closing Date                                                Balance  $270,243,724.70
                                                                                                                 ---------------


   DELINQUENT LEASE SUMMARY

          Days Past Due                Current Pool Balance                        # Leases
          -------------                --------------------                        --------
                31 - 60                        4,022,855.63                              50
                61 - 90                        4,478,888.87                              18
               91 - 180                        3,432,764.94                              23



   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and Securitization